Exhibit 10.12

OMNIBUS ASSIGNMENT AND AMENDMENT OF MANAGEMENT AGREEMENT

This Omnibus Assignment and Amendment of Management Agreement (“Assignment”) is made, effective as of March 31, 2017 (the “Effective Date”), by and between (1) American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company, whose principal place of business is 405 Park Avenue, New York, NY 10022 (“Assignor”); (2) ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership, ARC Hospitality Portfolio II HIL TRS, LLC, a Delaware limited liability company, and ARC Hospitality Portfolio II NTC HIL TRS, LP, a Delaware limited partnership, the principal place of business of each of which is 3950 University Drive, Suite 301, Fairfax, Virginia 22030 (collectively, “Assignee”); and (3) Hampton Inns Management LLC, a Delaware limited liability company, and HOMEWOOD SUITES Management LLC, a Delaware limited liability company, the principal place of business of each of which is 7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102 (collectively, “Manager”).

RECITATIONS

WHEREAS, Assignee is the operating lessee of the Hotels listed on Exhibit A hereto (collectively, “Hotels”), pursuant to leases (collectively, “Leases”) between Assignee and the entities listed as “REIT Property Owner Entity” on Exhibit A hereto (collectively, “Property Owners”), which are the owners of the respective listed Hotels;

WHEREAS, Assignor and Assignee have entered into those certain management agreements by and between the entities listed as “Owner Management Agreement Parties” with respect to each Hotel on Exhibit A hereto, dated as of February 27, 2015 (collectively, “Owner Management Agreements”), pursuant to which the Assignee has, among other things, appointed Assignor as Assignee’s exclusive agent to supervise, direct, and control management and operation of the Hotels pursuant to the terms thereof;

WHEREAS, Assignor and Manager are parties to those certain Management Agreements (collectively, “Management Agreements”), dated February 27, 2015 with respect to the management of the Hotels, as clarified effective January 1, 2016 by that certain Omnibus 2016 Incentive Fee Implementation;

WHEREAS, Assignor, Assignee, Property Owners, and Manager have entered into those certain Owner Agreements dated as of February 27, 2015 (collectively, “Owner Agreements”) governing certain rights and obligations as between the entities listed as “Owner Agreement Parties” with respect to each Hotel on Exhibit A hereto, in connection with the Leases, the Management Agreements, and the Owner Management Agreements;

WHEREAS, Assignor and Assignee are, contemporaneously with execution of this Assignment, terminating the Owner Management Agreements, and in connection therewith, Assignor desires to assign its rights and obligations under the Management Agreements, Assignee desires to accept the assignment of Assignor’s rights and obligations under the Management Agreements, as amended by this Assignment, and Manager desires to acknowledge and consent to such assignment; and

NOW THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Effective as of the Effective Date, Assignor hereby assigns, transfers and conveys to the applicable Assignee set forth opposite the name of the applicable Hotel on Exhibit B hereto all of Assignor’s rights, title and obligations in, to and under the Management Agreements for such Hotels, and such Assignee hereby accepts and assumes all such rights under such Management Agreements and assumes all obligations and liabilities of Assignor under such Management Agreements. Manager hereby consents to such assignment and assumption.

2.	Each of Assignee and Manager agrees that each of the Management Agreements are hereby amended as follows:

a.	All references to “Owner” and/or “Lessee” shall hereafter be deemed to refer to the applicable Assignee set forth opposite the name of the applicable Hotel on Exhibit B hereto. References to both “Owner” and “Lessee” in any single sentence shall each be deemed to refer to the applicable Assignee set forth opposite the name of the applicable Hotel on Exhibit B hereto.

b.	In the fourth line of the Preamble of each of the Management Agreements, “(hereinafter referred to as “Owner”)” is replaced with “(hereinafter referred to as “Owner” and/or “Lessee”).

c.	In the first “Whereas” clause, the following words are deleted: “an Affiliate (defined below) of [Assignee entity name] (the “Lessee”),”.

d.	The second “Whereas” clause is deleted in its entirety.

e.	In the third “Whereas” clause, the reference to the “Owner Management Agreement” at the end of the sentence is deleted.

f.	In Section 2.3, the reference to “(or Lessee as directed by Owner”) is deleted.

g.	In Section 6.2, the last sentence is deleted.

h.	In Sections 10.1 and 10.2, the reference to “, or cause Lessee to obtain and maintain,” is deleted.

i.	In Section 10.3, the reference to “or causing Lessee to maintain insurance meeting the requirements of this Section 10.3” is deleted.

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j.	In Section 10.5, the reference to “or cause Lessee to obtain and continuously maintain,” is deleted.

k.	In Section 10.7:

i.	the second sentence shall be deleted and replaced with the following: “Any insurance policies obtained by Owner shall show Owner as the principal or first named insured and Manager as an additional insured, along with other entities as are named in the Brand Insurance Requirements.”; and

ii.	the third sentence is deleted.

l.	In Section 11.2.A(iii) the reference to “(and/or Property Owner or Lessee)” is deleted and replaced with “(and/or Property Owner with respect to Manager’s right to terminate)”.

m.	The following is added as a new Section 11.2.D. to the Management Agreements for the Hotels listed under “ENN I” in the “Portfolio Column” of Exhibit A hereto:

Notwithstanding anything herein to the contrary, in the event that W2007 Equity Inns Senior Mezz, LLC, or its successor or assign (“Preferred Equity Holder”), delivers notice to Management Company that a “Changeover Event” has occurred under the Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio I Holdco, LLC, dated February 27, 2015, which notice shall be definitive hereunder as to whether a “Changeover Event” has occurred for purposes of this Agreement, and upon which Management Company shall be required and entitled to rely, Management Company agrees that Preferred Equity Holder may exercise Owner’s termination right under Section 11.2.B.(vi) by written notice (which may be incorporated in the initial notice as to the occurrence of a Changeover Event), effective no less than ninety (90) days and no more than one hundred and fifty (150) days thereafter as specified in said notice, without the payment by Preferred Equity Holder of any termination fee, penalty, accrued and unpaid Base Management Fees or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to Management Company under this Management Agreement (though Owner shall remain liable for any of the same as to which it is otherwise obligated under this Agreement).  The parties hereby agree and acknowledge that the Preferred Equity Holder shall be an express third party beneficiary of this Management Agreement and entitled to enforce the provisions hereof in accordance with the terms set forth herein.  Management Company acknowledges that the provisions of this Section 11.2.D. were a material component of the consideration received by Owner for entering into this Agreement.

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n.	The following is added as a new Section 11.2.D. to the Management Agreements for the Hotels listed under “ENN II” in the “Portfolio Column” of Exhibit A hereto:

Notwithstanding anything herein to the contrary, in the event that W2007 Equity Inns Senior Mezz, LLC, or its successor or assign (“Preferred Equity Holder”), delivers notice to Management Company that a “Changeover Event” has occurred under the Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio II Holdco, LLC, dated February 27, 2015, which notice shall be definitive hereunder as to whether a “Changeover Event” has occurred for purposes of this Agreement, and upon which Management Company shall be required and entitled to rely, Management Company agrees that Preferred Equity Holder may exercise Owner’s termination right under Section 11.2.B.(vi) by written notice (which may be incorporated in the initial notice as to the occurrence of a Changeover Event), effective no less than ninety (90) days and no more than one hundred and fifty (150) days thereafter as specified in said notice, without the payment by Preferred Equity Holder of any termination fee, penalty, accrued and unpaid Base Management Fees or Incentive Fees or any other fees, commissions or other amounts payable or reimbursable to Management Company under this Management Agreement (though Owner shall remain liable for any of the same as to which it is otherwise obligated under this Agreement).  The parties hereby agree and acknowledge that the Preferred Equity Holder shall be an express third party beneficiary of this Management Agreement and entitled to enforce the provisions hereof in accordance with the terms set forth herein.  Management Company acknowledges that the provisions of this Section 11.2.D. were a material component of the consideration received by Owner for entering into this Agreement.

o.	In Section 13.1(b)(i):

i.	the reference to “permit Lessee to” in the first sentence is deleted; and

ii.	the last two sentences are deleted.

p.	In Section 16.9, the “Owner” section is replaced with

To Owner:

ARC Hospitality Portfolio I HIL TRS, LLC

ARC Hospitality Portfolio I NTC HIL TRS, LP

ARC Hospitality Portfolio II HIL TRS, LLC

ARC Hospitality Portfolio II NTC HIL TRS LP

3950 University Drive, Suite 301

Fairfax, Virginia 22030

Attention: General Counsel

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3.	With respect to the Owner Agreements:

a.	The parties acknowledge that each Contractor Agreement (as defined in each Owner Agreement) has been terminated but each Lease (as defined in the Owner Agreement) remains in effect.

b.	Accordingly, pursuant to Sections 5.(A) and 5.(B) thereof, Assignee hereby recognizes Manager’s rights under the Management Agreements, and agrees that Manager shall not be named as a party in any eviction or other possessory action or proceeding, and that Manager shall not be disturbed in its right to manage the Hotel pursuant to (and subject to the terms of) the Management Agreement; and

c.	Assignee and Manager acknowledge that this Assignment satisfies Assignee’s obligations under Section 5(c)(i) thereof.

d.	Each Property Owner, Manager and Assignee reaffirms their applicable rights and obligations under the applicable Owner Agreement set opposite their names on Exhibit A which such Owner Agreements remain in full force and effect as between the applicable Property Owner, Manager and Assignee but with Sections 1 through 16 of each Owner Agreement deemed amended and restated as set forth on Exhibit C.

4.	Except as specifically modified by this Assignment, all of the provisions of the Management Agreements are unchanged and continue in full force and effect. In the event of any conflicts between any Management Agreement and this Assignment, this Assignment shall control.

5.	This Assignment is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective administrators, personal representatives, legal representatives, heirs, successors and permitted assigns. None of the provisions of this Assignment shall be for the benefit of or enforceable by any other person.

6.	This Assignment may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver.

7.	This Assignment may be executed in counterparts, all of which taken together shall constitute one and the same instrument and each of which shall be deemed an original instrument as against any party who has signed it. Each party may execute this Assignment via a facsimile (or transmission of a .pdf file) of this Assignment. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Assignment.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their duly authorized officers as of the Effective Date.

WITNESS:	ASSIGNOR:

American Realty Capital Hospitality Grace Portfolio, LLC,
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ James A. Tanaka
Daneale Erickson		Name:	James A. Tanaka
		Title:	Authorized Signatory

WITNESS:	ASSIGNEES:

ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership

	By:	ARC HOSPITALITY PORTFOLIO I NTC TRS GP, LLC, its general partner

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

ARC Hospitality Portfolio II HIL TRS, LLC, a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

ARC Hospitality Portfolio II NTC HIL TRS, LP, a Delaware limited partnership

	By:	ARC HOSPITALITY PORTFOLIO II NTC TRS GP, LLC, its general partner

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory
		Date:	March 17, 2017

WITNESS:	PROPERTY OWNERS (solely for purposes of the Owner Agreement amendments):

ARC Hospitality Portfolio I Owner, LLC,
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

ARC Hospitality Portfolio I GBGL Owner, LLC,
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

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ARC Hospitality Portfolio I BHGL Owner, LLC,
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

ARC Hospitality Portfolio I NFGL Owner, LLC,
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

ARC Hospitality Portfolio I PXGL Owner, LLC,
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

ARC Hospitality Portfolio I NTC Owner, LP,
a Delaware limited partnership

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

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ARC Hospitality Portfolio II Owner, LLC
a Delaware limited liability company

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

ARC Hospitality Portfolio II NTC Owner, LP,
a Delaware limited partnership

/s/ Daneale Erickson	By:	/s/ Paul C. Hughes
Daneale Erickson		Name:	Paul C. Hughes
		Title:	Authorized Signatory

WITNESS:	MANAGERS:

Hampton Inns Management LLC,
a Delaware limited liability company

	By:	Hilton Domestic Operating Company Inc.,
a Delaware corporation, as “operator”

/s/ Michelle D. Koh	By:	/s/ William Fortier
Michelle D. Koh		Name:	William Fortier
		Title:	Senior Vice President

HOMEWOOD SUITES Management LLC,
a Delaware limited liability company

	By:	Hilton Domestic Operating Company Inc.,
a Delaware corporation, as “operator”

/s/ Michelle D. Koh	By:	/s/ William Fortier
Michelle D. Koh		Name:	William Fortier
		Title:	Senior Vice President

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EXHIBIT A

PORT- FOLIO	HOTEL NAME	REIT LESSEE ENTITY	HILTON MANAGER ENTITY	REIT PROPERTY OWNER ENTITY	OWNER MANAGEMENT AGREEMENT PARTIES	OWNER AGREEMENT PARTIES
ENN I	Hampton Inn & Suites Boynton Beach	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn & Suites Colorado Springs Air Force Academy I-25 North	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Albany-Wolf Road (Airport)	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Baltimore/Glen Burnie	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I GBGL Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I GBGL Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Beckley	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Birmingham/Mountain Brook	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I BHGL Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I BHGL Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Boca Raton	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Boca Raton – Deerfield Beach	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Charleston- Airport/Coliseum	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Chattanooga-Airport/I- 75	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Chicago/Gurnee	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Cleveland/Westlake	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Columbia - I-26 Airport	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Columbus/Dublin	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Columbus-Airport	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Detroit/Madison Heights/South Troy	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Detroit/Northville	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Kansas City/Overland Park	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Kansas City-Airport	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Memphis-Poplar	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Morgantown	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Norfolk-Naval Base	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I NFGL Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I NFGL Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Palm Beach Gardens	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC

EXHIBIT A

PORT- FOLIO	HOTEL NAME	REIT LESSEE ENTITY	HILTON MANAGER ENTITY	REIT PROPERTY OWNER ENTITY	OWNER MANAGEMENT AGREEMENT PARTIES	OWNER AGREEMENT PARTIES
ENN I	Hampton Inn Pickwick Dam - at Shiloh Falls	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Scranton at Montage Mountain	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn St. Louis/Westport	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn State College	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn West Palm Beach Florida Turnpike	ARC Hospitality Portfolio I HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Homewood Suites by Hilton Hartford/Windsor Locks	ARC Hospitality Portfolio I HIL TRS, LLC	Homewood Suites Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Homewood Suites Management LLC
ENN I	Homewood Suites by Hilton Memphis-Germantown	ARC Hospitality Portfolio I HIL TRS, LLC	Homewood Suites Management LLC	ARC Hospitality Portfolio I Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Homewood Suites Management LLC
ENN I	Homewood Suites by Hilton Phoenix-Biltmore	ARC Hospitality Portfolio I HIL TRS, LLC	Homewood Suites Management LLC	ARC Hospitality Portfolio I PXGL Owner, LLC	ARC Hospitality Portfolio I HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I PXGL Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, American Realty Capital Hospitality Grace Portfolio, LLC & Homewood Suites Management LLC
ENN I	Hampton Inn Charlotte/Gastonia	ARC Hospitality Portfolio I NTC HIL TRS, LP	Hampton Inns Management LLC	ARC Hospitality Portfolio I NTC Owner, LP	ARC Hospitality Portfolio I NTC HIL TRS, LP & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I NTC Owner, LP, ARC Hospitality Portfolio I NTC HIL TRS, LP, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Dallas -Addison	ARC Hospitality Portfolio I NTC HIL TRS, LP	Hampton Inns Management LLC	ARC Hospitality Portfolio I NTC Owner, LP	ARC Hospitality Portfolio I NTC HIL TRS, LP & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I NTC Owner, LP, ARC Hospitality Portfolio I NTC HIL TRS, LP, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Hampton Inn Fayetteville I-95 10/25/2007	ARC Hospitality Portfolio I NTC HIL TRS, LP	Hampton Inns Management LLC	ARC Hospitality Portfolio I NTC Owner, LP	ARC Hospitality Portfolio I NTC HIL TRS, LP & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I NTC Owner, LP, ARC Hospitality Portfolio I NTC HIL TRS, LP, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN I	Homewood Suites by Hilton San Antonio-Northwest	ARC Hospitality Portfolio I NTC HIL TRS, LP	Homewood Suites Management LLC	ARC Hospitality Portfolio I NTC Owner, LP	ARC Hospitality Portfolio I NTC HIL TRS, LP & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio I NTC Owner, LP, ARC Hospitality Portfolio I NTC HIL TRS, LP, American Realty Capital Hospitality Grace Portfolio, LLC & Homewood Suites Management LLC
ENN II	Hampton Inn Chicago/Naperville	ARC Hospitality Portfolio II HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio II Owner, LLC	ARC Hospitality Portfolio II HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II Owner, LLC , American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN II	Hampton Inn Indianapolis –NE/Castleton	ARC Hospitality Portfolio II HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio II Owner, LLC	ARC Hospitality Portfolio II HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II Owner, LLC , American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN II	Hampton Inn Knoxville – Airport	ARC Hospitality Portfolio II HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio II Owner, LLC	ARC Hospitality Portfolio II HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II Owner, LLC , American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN II	Hampton Inn Milford	ARC Hospitality Portfolio II HIL TRS, LLC	Hampton Inns Management LLC	ARC Hospitality Portfolio II Owner, LLC	ARC Hospitality Portfolio II HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II Owner, LLC , American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC
ENN II	Homewood Suites by Hilton Augusta	ARC Hospitality Portfolio II HIL TRS, LLC	Homewood Suites Management LLC	ARC Hospitality Portfolio II Owner, LLC	ARC Hospitality Portfolio II HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II Owner, LLC , American Realty Capital Hospitality Grace Portfolio, LLC & Homewood Suites Management LLC
ENN II	Homewood Suites by Hilton Seattle Downtown	ARC Hospitality Portfolio II HIL TRS, LLC	Homewood Suites Management LLC	ARC Hospitality Portfolio II Owner, LLC	ARC Hospitality Portfolio II HIL TRS, LLC & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II Owner, LLC , American Realty Capital Hospitality Grace Portfolio, LLC & Homewood Suites Management LLC
ENN II	Hampton Inn College Station	ARC Hospitality Portfolio II NTC HIL TRS, LP	Hampton Inns Management LLC	ARC Hospitality Portfolio II NTC Owner, LP	ARC Hospitality Portfolio II NTC HIL TRS, LP & American Realty Capital Hospitality Grace Portfolio, LLC	ARC Hospitality Portfolio II NTC HIL TRS, LP, ARC Hospitality Portfolio II NTC Owner, LP, American Realty Capital Hospitality Grace Portfolio, LLC & Hampton Inns Management LLC

Exhibit B

PORT- FOLIO	HOTEL NAME	ASSIGNEE
ENN I	Hampton Inn & Suites Boynton Beach	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn & Suites Colorado Springs Air Force Academy I-25 North	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Albany-Wolf Road (Airport)	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Baltimore/Glen Burnie	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Beckley	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Birmingham/Mountain Brook	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Boca Raton	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Boca Raton – Deerfield Beach	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Charleston- Airport/Coliseum	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Chattanooga-Airport/I- 75	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Chicago/Gurnee	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Cleveland/Westlake	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Columbia - I-26 Airport	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Columbus/Dublin	ARC Hospitality Portfolio I HIL TRS, LLC

Exhibit B

PORT- FOLIO	HOTEL NAME	ASSIGNEE
ENN I	Hampton Inn Columbus-Airport	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Detroit/Madison Heights/South Troy	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Detroit/Northville	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Kansas City/Overland Park	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Kansas City-Airport	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Memphis-Poplar	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Morgantown	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Norfolk-Naval Base	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Palm Beach Gardens	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Pickwick Dam - at Shiloh Falls	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Scranton at Montage Mountain	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn St. Louis/Westport	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn State College	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn West Palm Beach Florida Turnpike	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Homewood Suites by Hilton Hartford/Windsor Locks	ARC Hospitality Portfolio I HIL TRS, LLC

Exhibit B

PORT- FOLIO	HOTEL NAME	ASSIGNEE
ENN I	Homewood Suites by Hilton Memphis-Germantown	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Homewood Suites by Hilton Phoenix-Biltmore	ARC Hospitality Portfolio I HIL TRS, LLC
ENN I	Hampton Inn Charlotte/Gastonia	ARC Hospitality Portfolio I NTC HIL TRS, LP
ENN I	Hampton Inn Dallas -Addison	ARC Hospitality Portfolio I NTC HIL TRS, LP
ENN I	Hampton Inn Fayetteville I-95 10/25/2007	ARC Hospitality Portfolio I NTC HIL TRS, LP
ENN I	Homewood Suites by Hilton San Antonio-Northwest	ARC Hospitality Portfolio I NTC HIL TRS, LP
ENN II	Hampton Inn Chicago/Naperville	ARC Hospitality Portfolio II HIL TRS, LLC
ENN II	Hampton Inn Indianapolis–NE/Castleton	ARC Hospitality Portfolio II HIL TRS, LLC
ENN II	Hampton Inn Knoxville – Airport	ARC Hospitality Portfolio II HIL TRS, LLC
ENN II	Hampton Inn Milford	ARC Hospitality Portfolio II HIL TRS, LLC
ENN II	Homewood Suites by Hilton Augusta	ARC Hospitality Portfolio II HIL TRS, LLC
ENN II	Homewood Suites by Hilton Seattle Downtown	ARC Hospitality Portfolio II HIL TRS, LLC
ENN II	Hampton Inn College Station	ARC Hospitality Portfolio II NTC HIL TRS, LP

EXHIBIT C

1.       Definitions. Capitalized terms that are not specifically defined herein shall have the meaning ascribed to such terms in the Management Agreement.

2.       Landlord and Lessee Consideration. Property Owner hereby acknowledges that it:

(i)       derives and expects to derive benefits from this Agreement and Lessee’s execution of the Management Agreement, and (ii) has determined that its execution, delivery and performance of this Agreement directly benefit Property Owner, are within the organizational purposes of Property Owner, and are in the best interest of Property Owner; and Lessee hereby acknowledges that it: (A) derives and expects to derive benefits from this Agreement and Lessee’s execution of the Management Agreement, and (B) has determined that its execution, delivery and performance of this Agreement directly benefit Lessee, are within the organizational purposes of Lessee, and are in the best interest of Lessee.

3.       Acknowledgement of Lease. The Lease shall not be construed to impose any additional obligations or liabilities upon Manager, and shall not be construed to modify or amend any of the rights and duties of the parties under the Management Agreement. To the extent that any of the provisions of the Management Agreement impose a greater or inconsistent obligation on Lessee than the corresponding provisions of the Lease, Lessee shall be obligated to comply with, and to take all actions necessary to prevent breaches or defaults under, the relevant provisions of the Management Agreement. Manager shall have no duty, obligation or liability to Property Owner or Lessee to (i) make any determination as to whether any expense required to be paid by Manager hereunder is a cost of Property Owner or Lessee or (ii) require that any costs or expenses of Property Owner or Lessee be paid from funds that can be identified as belonging to Property Owner or Lessee, respectively; it being the intent of the parties to this Agreement that (x) except to the extent Manager agrees to make Owner distributions to a Lessee bank account to the extent set forth in the Management Agreement, Lessee and Property Owner shall look only to each other and not to Manager with respect to moneys that may be owed one to the other under the Management Agreement and/or the Lease, and (y) Manager need only look to Lessee to pay (or arrange the payment of) operating costs of the Hotel and other "Owner" obligations under the Management Agreement.

4.	Property Owner and Lessee Representations and Warranties.

a.       Property Owner and Lessee each hereby represents and warrants that Property Owner or its Affiliates has and will maintain direct or indirect controlling and majority interest in Lessee

b.       Property Owner and Lessee each represent and warrant that to Property Owner's and Lessee’s actual knowledge: (a) neither Property Owner nor Lessee (including their respective directors and officers), nor any of their Affiliates, subsidiaries, respective shareholders, beneficial owners of non-publicly traded shareholders or, to Property Owner 's or Lessee’s knowledge, the funding sources for any of the foregoing is a Specially Designated National or Blocked Person; (b) neither Property Owner nor Lessee, nor any of their respective Affiliates, subsidiaries, respective shareholders, beneficial owners of non-publicly traded shareholders is directly or indirectly owned or controlled by the government of any country that is subject to an embargo or economic or trade sanctions by the United States government; (c) neither Property Owner nor Lessee, or any of their respective Affiliates, subsidiaries, respective shareholders, beneficial owners of non-publicly traded shareholders is acting on behalf of a government of any country that is subject to such an embargo; and (d) neither Property Owner nor Lessee, or any of their respective Affiliates, subsidiaries, respective shareholders, beneficial owners of non-publicly traded shareholders is involved in business arrangements or otherwise engaged in transactions with countries subject to economic or trade sanctions imposed by the United States government. Property Owner or Lessee (as applicable) shall notify Manager in writing immediately upon the occurrence of any event which would render the foregoing representations and warranties of this Section 4b incorrect.

5.       Termination of the Lease. The parties agree that the Management Agreement and the rights and benefits of Manager thereunder shall not be terminated or disturbed in any respect except in accordance with the terms of the Management Agreement, and not as a result of any termination of the Lease. Accordingly, if the Lease is terminated for any reason, including, without limitation, expiration of the term thereof or the "rejection" thereof following Bankruptcy (as defined below) of Lessee (collectively, a "Lease Termination"), Property Owner: (a) shall recognize Manager’s rights under the Management Agreement, (b) agree that Manager shall not be named as a party in any eviction or other possessory action or proceeding, and that Manager shall not be disturbed in its right to manage the Hotel pursuant to the Management Agreement, and (c) shall at the time of or prior to such Lease Termination either (i) not take any of the applicable actions described in clause (c)(ii) below (to the extent such actions are applicable), in which case all of "Owner’s" rights, benefits, privileges and obligations under the Management Agreement with respect to periods after such Lease Termination shall be assumed directly by Property Owner and the applicable parties hereto agree that the applicable provisions of the Management Agreement reflecting the Lease structure shall be amended to reflect such Lease Agreement Termination, or (ii) cause a successor Lessee, consented to by Manager, which consent shall not be unreasonably withheld or delayed, to (x) succeed to and assume Lessee’s obligations under the Lease, this Agreement, and the Management Agreement (as may be amended) or (y) enter a new lease with Property Owner in substantially the same form as the Lease, and assume the rights and obligations of the Lessee (if any) under the Management Agreement (as may be amended) and this Agreement (as may be amended), the intent being that the relationship between any successor Lessee, Property Owner, and Manager be under substantially the same terms and conditions as the relationship between Lessee, Property Owner, and Manager hereunder and under the Management Agreement and Lease.

6.       Guaranty. Property Owner hereby guarantees the complete and satisfactory payment and performance of each and every obligation of Lessee as "Owner" under the Management Agreement (the "Guaranteed Obligations"). Property Owner hereby absolutely, irrevocably, and unconditionally guarantees that the Guaranteed Obligations which are monetary obligations shall be paid when due and payable and that the Guaranteed Obligations which are performance obligations shall be fully performed at the times and in the manner such performance is required by the Management Agreement. This guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance and the liability of Property Owner hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity, irregularity or enforceability of the Management Agreement (but only to the extent that such lack of validity, irregularity, or enforceability arises out of or relates to the fact that Manager, unlike its usual arrangements, is not contracting directly with Property Owner or Lessee under the Management Agreement) or this Agreement; (ii) any change in the time, manner, place or any other term or condition of payments due under the Management Agreement or this Agreement, or any other amendment or waiver of, or consent to, or any departure from, the Management Agreement or this Agreement; or (iii) any other circumstances that might otherwise constitute a defense available to Property Owner with respect to, or a discharge of, any of the Guaranteed Obligations (other than because, or to the extent, the same have been previously discharged in accordance with the terms of the Management Agreement, and/or because Lessee would have a valid defense against Manager with respect to such Guaranteed Obligations). If all or any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, Property Owner (without first requiring the Manager to proceed against Lessee or any other party or any other security) shall pay or cause to be paid to Manager the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Management Agreement) or perform or cause to be performed such obligations in accordance with the Management Agreement, within twenty (20) business days after receipt of written notice from the Manager of the failure by Lessee to make such payment or render such performance within the period required by the Management Agreement including the passage of any applicable notice and cure periods. If for any reason Property Owner fails to perform or cause to be performed such obligations, Manager shall have the right to exercise any and all of the remedies available at law or in equity, and Property Owner hereby agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by Manager in enforcing its rights under this Agreement. The guaranty contained in this Agreement: (A) is a continuing guaranty and shall remain in full force and effect until the indefeasible satisfaction and discharge in full of Lessee’s obligations as "Owner" under the Management Agreement and Property Owner’s and Lessee’s obligations under this Agreement, and (B) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment under the Management Agreement or this Agreement becomes unrecoverable from Lessee by operation of law or for any other reason or must otherwise be returned by Manager upon the insolvency, bankruptcy or reorganization of Property Owner or Lessee. The provisions of this Section shall survive the expiration or termination of the Management Agreement and this Agreement. For the avoidance of doubt, nothing in this Agreement shall curtail Lessee’s right under Section 11.2.B.(vi) of the Management Agreement to terminate Manager at any time without cause upon 90 days’ advance written notice, and in no event shall Property Owner have any greater liability to Manager under this Section 6 than Lessee has under the Management Agreement.

7.       Certain Property Owner Obligations. Property Owner agrees that it shall comply with and be bound by the provisions of the Management Agreement, as it may be amended, in accordance with the terms thereof and hereof, which relate to restrictions on transfer and restrictions on financing, as if Property Owner were "Owner" thereunder. Lessee further acknowledges and agrees to be bound by the restrictions on Lessee’s transfer set forth in Section 13.1(a) and 13.1(b) of the Management Agreement.

8.       Lease Modifications. Manager agrees that the Lease may be amended or modified from time to time by agreement between Property Owner and Lessee and Property Owner may exercise any one or more of its rights under the Lease from time to time at Property Owner’s discretion (subject, in all events, to the terms and conditions of Section 5 above), all without consent of Manager (provided, however, that no such amendment or modification shall excuse Property Owner or Lessee from its obligations hereunder or limit Property Owner’s or Lessee’s obligations hereunder), and this Agreement shall continue in full force and effect as to all such renewals, extensions and/or modifications and all such exercise of rights. To the extent any amendment or modification to the Lease results in provisions that would be would be inconsistent with the obligations of the Property Owner or Lessee hereunder or under the Management Agreement, the terms of the Management Agreement and this Agreement shall govern. Property Owner and Lessee agree to deliver copies to Manager of any amendments or modifications of the Lease promptly following the execution and delivery thereof.

9.       Consents Under Management Agreement. Manager will look solely to Lessee to satisfy Owner’s obligations and duties under the Management Agreement, except as otherwise specifically provided in this Agreement or in the Management Agreement. Without limiting the foregoing, except as otherwise specifically provided in this Agreement or in the Management Agreement, Manager shall seek all approvals and/or consents required from "Owner" under the Management Agreement, and elections to be made by "Owner" under the Management Agreement, solely from Lessee, and shall be entitled to rely and act on all approvals and/or consents obtained or received from, or elections made by, Lessee under any provisions or requirements of the Management Agreement, without any obligation to confirm the granting of any approval or consent or the making of such election by Lessee or Property Owner that may be required under the Lease, or to obtain the signature of any representative of Lessee or Property Owner, and Manager shall not be required to grant any additional time for Property Owner to instruct the Lessee with respect to such matters. Property Owner agrees that, in its exercise of rights under the Lease that affect Lessee’s exercise of rights under the Management Agreement, Property Owner shall exercise such rights under the same conditions and principles that apply to Lessee’s exercise of the same rights under the Management Agreement, and shall, where a dispute is referred for resolution in accordance with the Management Agreement, agree to be bound by such resolution.

10.       Agreements Relating to Tenancy. In order to address the fact that Lessee’s interest in the Hotel is leasehold, and to address certain other related matters, the parties agree to the following modifications of the Management Agreement, to be effective for so long as Lessee’s interest in the Hotel is held through tenancy title (subject to the provisions of Section 6 above):

A.       In connection with a sale, assignment, or transfer of the Hotel and/or Management Agreement, Property Owner and Lessee agree that an agreement in form and substance similar to this Agreement (or assumption of this Agreement) will be required from the transferee, assignee, and/or lessee in order to ensure that Manager will incur no greater liability, cost or risk of termination of the Management Agreement as a result of such sale, assignment or transfer of the Hotel and/or Management Agreement.

B.       Property Owner and Lessee each agrees, where applicable, upon request by Manager pursuant to the terms and conditions of the Management Agreement, not to unreasonably withhold, condition or delay the prompt signing, without charge, of applications for licenses, permits or other instruments necessary for operation of the Hotel, which applications shall be prepared by Manager as necessary from time to time.

C.       Property Owner represents that Property Owner owns fee simple title to the Hotel. Lessee represents that Lessee holds leasehold title to the Hotel, free and clear of any and all liens, encumbrances or other charges, except for those specifically permitted pursuant to the Management Agreement.

11.       Certain Provisions Regarding Bankruptcy. In the event the Lease shall be rejected on behalf of Property Owner under Section 365 of the United States Bankruptcy Code ("Code") or any other applicable law or authority ("Rejection"), Lessee shall promptly notify Manager in writing of such Rejection and Lessee shall, as directed by Manager, either treat the Lease as terminated by such Rejection or retain its rights under the Lease as permitted by the Code or other applicable law or authority. In the event the Management Agreement is terminated as a result of Rejection on behalf of Lessee, the Management Agreement shall be assumed by Property Owner , and Property Owner shall, if directed by Manager (but only to the extent such right may be exercised under the Code or other applicable law and authority), terminate the Lease (as applicable), subject to the provisions of Section 5 hereof. Property Owner and Lessee each agrees that it will not join in any involuntary petition against the other under the Code or any other similar federal or state law providing for debtor relief, without the consent of Manager.

12.       Term. The term of this Agreement shall commence on the date set forth above and shall run concurrently with the term of the Management Agreement, except as otherwise expressly set forth herein.

13.       Indemnification by Lessee. Lessee acknowledges that, notwithstanding Property Owner’s contractual liability to Manager hereunder, Manager is operating the Hotel for the benefit of Lessee, and Lessee agrees to hold Property Owner harmless for any loss suffered by Property Owner as a result of Lessee’s failure to timely perform all of the obligations assumed by Lessee.

14.       Notices. All notices and other communications provided for hereunder shall be in writing, and shall be sent or delivered by the methods and to the addresses for Lessee and Manager as required under the Management Agreement. The address for Property Owner and Lessee for purposes of such notices is, as of the date hereof:

ARC Hospitality Portfolio I HIL TRS, LLC

ARC Hospitality Portfolio I NTC HIL TRS, LP

ARC Hospitality Portfolio II HIL TRS, LLC

ARC Hospitality Portfolio II NTC HIL TRS LP

3950 University Drive, Suite 301

Fairfax, Virginia 22030

Attention: Jonathan Mehlman

with a copy to:

ARC Hospitality Portfolio I HIL TRS, LLC

ARC Hospitality Portfolio I NTC HIL TRS, LP

ARC Hospitality Portfolio II HIL TRS, LLC

ARC Hospitality Portfolio II NTC HIL TRS LP

3950 University Drive, Suite 301

Fairfax, Virginia 22030

Attention: Legal Department

15.       REIT Compliance. Manager has been advised that Property Owner is indirectly owned by American Realty Capital Hospitality Trust, Inc. (“REIT Parent”), a REIT, and that Lessee is a “taxable REIT subsidiary” within the meaning of Section 856(1) of the Internal Revenue Code of 1986, as amended, together with all regulations promulgated thereunder (the “Code”). Manager agrees that the provisions of this Section 15 shall apply for so long as the Hotel is owned by Property Owner and leased to Lessee as part of any ownership structure that is subject to REIT tax requirements.

A.       Property Owner has advised Manager that in order for REIT Parent to qualify as a REIT, and Lessee to qualify as a taxable REIT subsidiary, Manager must be an "eligible independent contractor" with respect to REIT Parent and the Hotel must constitute a “qualified lodging facility,” as each such term is defined in Section 856(d)(9) of the Code. For purposes of this Section 15A, if the Manager is currently disregarded as an entity separate from its owner for federal income tax purposes, any reference to “Manager” shall include the Manager’s owner for federal income tax purposes. To that end, Manager and Property Owner hereby agree as follows:

(i)       Manager shall not permit wagering activities to be conducted at or in connection with the Hotel by any person who is engaged in the business of accepting wagers and who is legally authorized to engage in such business at or in connection with the Hotel throughout the term of the Management Agreement. Property Owner, Lessee, and Manager agree that Manager shall not be deemed in breach of this Section 15A(i) if Manager used commercially reasonable efforts to comply with this Section 15A(i) and, notwithstanding such efforts, was not aware of such wagering activities taking place at the Hotel, or if Manager was aware of such wagering activities at the Hotel, Manager used reasonable efforts to cause such activities to cease at the Hotel;

(ii)       As of the date of this Agreement, Manager represents to Property Owner that it is currently engaged in the trade or business of operating “qualified lodging facilities” (defined below) for a person who is not a Related Person (defined below) with respect to (a) REIT Parent, (b) Property Owner or (c) any direct or indirect subsidiary of the foregoing (“Unrelated Persons”).

(A)       “qualified lodging facility” means a “lodging facility” (defined below), unless wagering activities are conducted at or in connection with such facility by any person who is engaged in the business of accepting wagers and who is legally authorized to engage in such business at or in connection with such facility.

(B)       “lodging facility” means a hotel, motel or other establishment more than one- half of the dwelling units in which are used on a transient basis, and includes customary amenities and facilities operated as part of, or associated with, the lodging facility so long as such amenities and facilities are customary for other properties of a comparable size and class owned by other owners unrelated to Property Owner.

(C)       “Related Person” shall have the same meaning as provided in Section 856(d)(9)(F) of the Code.

Notwithstanding the foregoing, Manager shall not, except as otherwise stated above, be required to agree to actions which impair its rights or increase its obligations under the Management Agreement or this Agreement, shall have no independent obligation to be or remain familiar with requirements arising from REIT Parent’s status as a REIT and shall be entitled to reimbursement by Property Owner or Lessee of all reasonable costs incurred by Manager in connection with, or as a result of, cooperation pursuant to this Section 15.A.

B.       Manager agrees that Manager shall not enter into any assignment, lease, sublease or license (including, but not limited to, with Manager or an affiliate of Manager) with respect to the Hotel (or any part thereof), but expressly excluding the rental of Hotel rooms and meeting or banquet space in the ordinary course of business of the Hotel, without first providing Property Owner with a copy thereof. Property Owner shall have twenty (20) days from the date of its receipt of such proposed assignment, lease, sublease or license to give written notice to Manager indicating whether such assignment, lease, sublease or license could, in Property Owner's reasonable judgment, cause Property Owner to receive or accrue any amount that would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto. If Property Owner provides timely notice of its determination that such proposed assignment, lease, sublease or license could cause Property Owner to receive such an amount, then Manager will not enter into such proposed assignment, lease, sublease or license. If Property Owner shall fail to give Manager such written notice within such twenty (20) day period, Property Owner shall be estopped from claiming that such assignment, lease, sublease or license violates the terms of this Section 15.B.

16.	Miscellaneous.

A.       Modification of this Agreement. No amendment, modification, alteration or waiver of any provision of this Agreement shall be effective unless it is signed by the parties hereto, and no waiver of any provision of this Agreement by any party hereto, and no consent to any departure therefrom by any party hereto, shall be effective unless it is in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

B.       No Waiver. No failure by any party hereto to exercise, and no delay in exercising, any right under the Management Agreement or this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right.

C.       Remedies Cumulative. The rights and remedies of any party hereto provided in this Agreement are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or equity.

D.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

E.       Severability. The invalidity, illegality or unenforceability of any one or more phrases, sentences, clauses or sections contained in this Agreement shall not affect the validity, legality or enforceability of the remaining portions of this Agreement.

F.       Successors and Assigns. The parties hereto shall not assign or transfer or permit the assignment or transfer of this Agreement without the prior written consent of the other parties hereto, except that Lessee and Manager shall each have the right and obligation to assign its respective interest in this Agreement to any party to which its respective interest in the Management Agreement may be assigned under the terms of the Management Agreement, and Property Owner shall have the right and obligation to assign its interest in this Agreement to any party to which its interest in the Hotel may be assigned, subject to the requirements of the Management Agreement.

G.       Captions. The captions and headings of the sections and subsections of this Agreement are for purposes of convenience and reference only and shall not limit or otherwise affect the meaning hereof.

H.      Time of the Essence. Time shall be of the essence in the performance of this Agreement.

I.       Incorporation of Recitals. The recitals hereto are incorporated herein as part of this Agreement.

J.       Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but each of which, taken together with the others shall constitute one and the same instrument.